EXHIBIT 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AAA Century Group USA, Inc. (the “Company”) on Form 10-Q for the three and nine months ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Qingxi Meng, Chief Executive Officer, and Yingchuan Wang, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 18, 2016

/s/ Qingxi Meng

Qingxi Meng

Chief Executive Officer

/s/ Yingchuan Wang

Yingchuan Wang

Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Crowd Shares Aftermarket, Inc. and will be retained by Crowd Shares Aftermarket, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.